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                                                                EXHIBIT 10.38.1


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                                     WARRANT

                                   TO PURCHASE

                                    SHARES OF

                                  COMMON STOCK

                                       OF

                              NATURAL WONDERS, INC.


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                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
1.       General Terms........................................................................................1
         1.1        Right to Acquire Securities...............................................................1
         1.2        Exercise of Warrant.......................................................................2
         1.3        Record Holder.............................................................................2
         1.4        Payment of Taxes..........................................................................2
         1.5        Transfer and Exchange.....................................................................3
2.       Transfer of Securities...............................................................................3
         2.1        Restrictions of Transfer..................................................................3
         2.2        Cooperation...............................................................................5
3.       Registration Rights..................................................................................5
         3.1        Definitions...............................................................................5
         3.2        Demand Registration.......................................................................6
         3.3        Piggyback Registration....................................................................7
         3.4        Expenses..................................................................................9
         3.5        Company Responsibilities..................................................................9
         3.6        Indemnification..........................................................................10
         3.7        Holder's Obligations.....................................................................11
         3.8        Assignment...............................................................................11
4.       Adjustments to Exercise Price and Warrant Shares....................................................11
         4.1        Subdivision or Combination...............................................................11
         4.2        Adjustment for Reorganization, Consolidation, Merger.....................................12
         4.3        Miscellaneous Exercise Matters...........................................................13
         4.4        No Dilution or Impairment................................................................13
         4.5        Notice of Adjustment.....................................................................13
         4.6        Duty to Make Fair Adjustments in Certain Cases...........................................13
5.       Miscellaneous.......................................................................................14
         5.1        Entire Agreement.........................................................................14
         5.2        Successors and Assigns...................................................................14
         5.3        Governing Law............................................................................14
         5.4        Notices, Etc.............................................................................14
         5.5        Delays or Omissions......................................................................14
         5.6        Survival.................................................................................14
         5.7        Waivers and Amendments...................................................................15
         5.8        Cashless Exercise........................................................................15
         5.9        Severability.............................................................................17
         5.10       Registered Holder........................................................................17
         5.11       Titles and Subtitles.....................................................................17


                                       -i-


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                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                              NATURAL WONDERS, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

                                                   37,500 Shares of Common Stock

     1.   GENERAL TERMS.

          1.1   RIGHT TO ACQUIRE SECURITIES.

                (a) This Warrant certifies that for value received RAYMOND JAMES and Associates, Inc. (the "Holder"), or registered assigns, are entitled at any time before 5:00 p.m., San Francisco, California time, on the Expiration Date (as such term is defined herein) to purchase from NATURAL WONDERS, INC., a Delaware corporation (the "Company"), 37,500 shares (the "Warrant Shares") of the fully paid and non-assessable Common Stock of the Company ("Common Stock") as constituted on the date hereof (the "Issuance Date"), at a price of $1.50 per share (the "Exercise Price"), such number of shares and price per share subject to adjustment as provided herein and all subject to the conditions set forth herein. This Warrant may be exercised at any time on or before three years from the date hereof (the "Expiration Date").

     Upon any partial exercise hereof, there shall be issued to the Holder a new Warrant or Warrants with respect to the shares of Common Stock not so exercised. No fractions of a share of Common Stock will be issued upon the exercise of this Warrant, but if a fractional share would be issuable upon exercise the Company will pay in cash the fair market value thereof as determined by the Board of Directors of the Company in good faith.

                (b) The Warrant may be subdivided, at the Warrantholder's option, into several warrants to purchase the Warrant Shares
     (collectively, also referred to as the "Warrant"). Such subdivision may be accomplished in accordance with the provisions of Section 1.5 hereof.

          1.2   EXERCISE OF WARRANT.

                (a) The Holder or any person or entity to whom the Holder has assigned its right under this Warrant (collectively referred to as the "Warrantholder") may exercise the Warrant, in whole or in part, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice in the form attached hereto (the "Exercise Notice") to the Company at the offices of the Company designated in Section 5.4 hereof, exercising the Warrant and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such exercise and (ii) a place and date not less than one nor more than 20 business days from the date of the Exercise Notice for the closing of such purchase.

                (b) At any closing under Section 1.2(a) hereof, (i) the Warrantholder will surrender the Warrant and make payment to the Company of the aggregate Exercise Price for the shares of Common
     Stock so purchased by delivering: (x) a bank, cashier's or certified check; or (y) a written notice of an election to effect a Cashless Exercise (as defined in Section 5.8 hereof); and (ii) the Company will deliver to the Warrantholder a certificate or certificates for the number of shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, as provided in Section 1.1(a) above. Upon any partial exercise, a new warrant or warrants of the same tenor and expiration date for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered holder thereof.

          1.3 RECORD HOLDER. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1.2(b) above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

          1.4 PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of the Warrant Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for the Warrant Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

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          1.5   TRANSFER AND EXCHANGE.

                (a) Subject to the terms hereof, including, without limitation, Section 2.1, the Warrant and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its office designated in Section 5.4 hereof by the registered holder hereof in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new warrant or warrants with respect to the Warrant Shares not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable, and that when the Warrant shall have been so endorsed, the holder may be treated by the Company and all other persons dealing with the Warrant as the absolute owner of such Warrant for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder of the Warrant as the owner for all purposes. The term "Warrant" as used herein shall include the Warrant and, any warrants delivered in substitution or exchange therefor as provided herein.

                (b) The Warrant is exchangeable for a warrant or warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of shares as the holder shall designate at the time of such exchange.

     2.   TRANSFER OF SECURITIES.

          2.1 RESTRICTIONS OF TRANSFER. Neither the Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 2.1, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (the "1933 Act") in respect to the transfer of the Warrant and the Warrant Shares.

                (a) Unless and until otherwise permitted by this Section 2.1, the Warrant and each certificate or other document evidencing any of the Warrant Shares shall be endorsed with a legend substantially in the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT

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          UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT,
          OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF
          COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT
          THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER"

                (b) Neither the Warrant nor the Warrant Shares shall be transferred, and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

                     (i) the Company shall have received an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Securities and Exchange
          Commission (the "Commission") thereunder. Within five business days after delivery to the Company and its counsel of such an opinion, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

                     (ii) the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer;

                     (iii) the Warrant or the Warrant Shares are transferred pursuant to a registration statement which has been filed with the Commission and has become effective; or

                     (iv) the Warrant or the Warrant Shares are transferred in accordance with the provisions of Rule 144 promulgated by the Commission under the 1933 Act.

                (c) The restrictions on transfer imposed by this Section 2.1 shall cease and terminate as to the Warrant and the Warrant Shares when
     (i) such securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, (ii) an acceptable opinion as described in Section
     2.1(b)(i) or a "no action" letter described in Section 2.1(b)(ii) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the 1933 Act, or (iii) such securities may be sold in accordance with the provisions of Rule 144 promulgated under the 1933 Act. When the restrictions on transfer contained in this Section 2.1 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive promptly from the Company, without expense to him, new certificates not bearing the legend set forth in Section 2.1(a) hereof.

          2.2 COOPERATION. The Company shall cooperate in supplying such information as may be reasonably requested by the Warrantholder to complete and file any information reporting forms presently or subsequently required by the Commission as a condition to the availability of an exemption, presently existing or subsequently adopted, from the 1933 Act for the sale of the Warrant or the Warrant Shares.

     3.   REGISTRATION RIGHTS.

          3.1 DEFINITIONS. For purposes of Section 3 hereof, terms not otherwise defined herein shall have the following meanings:

                (a)  The terms "register," "registered" and
     "registration" refer to the preparation and filing of a registration statement in compliance with the 1933 Act and the rules promulgated thereunder, and the declaration of the effectiveness of such registration statement, or the taking of similar action under a successor statute or regulation.

                (b) The term "Registrable Securities" means the shares of Common Stock issuable upon conversion of the Debenture or exercise of the Warrant, and any securities issued or issuable with respect to such Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                (c) The term "Holder" means any registered holder or holders of Registrable Securities.

                (d) The term "Prospectus" means a prospectus that complies with applicable provisions of the 1933 Act.

                (e) The term "Debenture" refers to the Subordinated Convertible Debenture issued to Holders on September 11, 2000 along with the Warrants.

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          3.2   DEMAND REGISTRATION.

                (a) On any date after March 15, 2001, the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") may request in writing registration under the 1933 Act (a "Demand Registration"). The Demand Registration request shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon the receipt of the Demand Registration request, the Company promptly shall take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within fifteen (15) days after the receipt of such request, the Company shall give written notice thereof to all other Holders and include in such registration all Registrable Securities held by a Holder from whom the Company has received a written request for inclusion therein at least ten (10) days prior to the filing of the registration statement. Each such request will also specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired.

                (b) The Company shall use its reasonable best efforts to cause any such Demand Registration to become effective not later than one hundred twenty (120) days after it receives a request under this Section 3.2. A registration requested pursuant to this Section 3.2 shall not count as the one Demand Registration to which the Holders are entitled to thereunder unless such registration statement is declared effective and remains effective for at least ninety (90) days.

                (c) If Holders of a majority of the Registrable Securities proposed to be registered by the Initiating Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Holders holding a majority of the Registrable Securities proposed to be registered by the Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

                (d) The Company shall not be obligated to effect any registration under this Section 3.2 except in accordance with the following provisions:

                     (i) The Company shall not be obligated to use its reasonable best efforts to file and cause to become effective more than one registration statement with respect to Registrable
          Securities held by the Holders initiated pursuant to this Section 3.2; provided, however, that any registration proceeding begun pursuant to this Section 3.2 that is subsequently withdrawn at the request of the Holders shall not be so counted if such withdrawal is based upon material adverse information relating to the Company or its condition, business, or prospects which is different from that generally known to the Rights Holders at the time of their request.

                     (ii) The Company may delay the filing or effectiveness of any registration statement for a period of up to ninety (90) days after the date of a request for registration pursuant to this
          Section 3.2 if (x) at the time of such request the Company is engaged, or has formal plans to engage within sixty (60) days of the time of such request, in an underwritten public offering of shares of Common Stock, (y) the Board of Directors of the Company determines in good faith that (A) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Company or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Company, or (z) the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would otherwise be seriously detrimental to the Company and its investors for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement.

          3.3   PIGGYBACK REGISTRATION.

                (a) If, at any time, through and including the third anniversary of the date of this Warrant, the Company proposes to register any of its securities under the 1933 Act (other than in connection with a merger, acquisition, reorganization or similar transaction pursuant to a Form S-4 Registration Statement or an employee stock compensation plan pursuant to a Form S-8 Registration Statement), it will give written notice by registered mail, at least (30) days prior to the filing of each such registration statement, to the Holder of its intention to do so. If the Holder notifies the Company within 20 days after receipt of any such notice of its desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such Holder the opportunity to have any of the Registrable Securities registered under such registration statement and included in any underwriting involved with respect thereto.

                (b)  Notwithstanding the provisions of Section 3.3 hereof:
     (i) the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3 (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof; and (ii) in the event a registration under
     Section 3.3 hereof relates to an underwritten public offering which does not include any securities being offered and sold on behalf of selling shareholders, the inclusion of any Registrable Securities may, at the election of the Company, be conditioned upon the Holder agreeing that the public offering of such Registrable Securities shall not commence until 90 days after the effective date of such registration.

                (c) The rights of the Holder pursuant to Section 3.3 hereof shall be conditioned upon such Holder's participation in the underwriting with respect thereto and the inclusion of such Holder's Registrable Securities in such underwriting (unless otherwise mutually agreed by the Company, the managing underwriter or, if none, a majority of the underwriters, and such Holder) to the extent provided herein.

                (d) Notwithstanding any other provision of this Warrant, if the managing underwriter or, if none, a majority of the underwriters, determines that marketing factors require a limitation of the number of shares to be underwritten or a complete exclusion of such shares, such underwriter or underwriters may limit the number of Registrable Securities that may be included in the registration and underwriting or exclude all of the Registrable Securities, as appropriate. In the case of an underwritten registration in which the number of Registrable Securities that may be included is limited, the Company shall advise the Holder of the limited number of Registrable Securities that may be included in the registration, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement.

                (e) The Company shall (together with all Holders proposing to distribute their securities through an underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting.

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

          3.4   EXPENSES.

          All expenses incurred in connection with any registration pursuant to this Warrant or Warrant Shares, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided however the Company shall not be required to pay:

                (a) fees of legal counsel of any Holder, or underwriters' fees, discounts, commissions or expenses relating to Registrable Securities; and

                (b) for expenses that the Company is prohibited from paying under Blue Sky laws or by Blue Sky administrators.

          3.5   COMPANY RESPONSIBILITIES.

          In the case of a piggyback registration of Warrant Shares, the Company shall use its best efforts to keep the Holder advised in writing as to the initiation, effectiveness and completion of such registration. At its expense the Company shall:

                (a) prepare and file a registration statement (and such amendments and supplements thereto) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                (b) furnish such number of copies of a Prospectus in conformity with the requirements of applicable law, and such other documents incident thereto as a Holder from time to time may reasonably request; and

                (c) use every reasonable effort to register or qualify the Registrable Securities covered by such registration statement under the state Blue Sky laws of such jurisdictions as the Company's Board of Directors may reasonably determine, and do any and all other acts and things which may be necessary under said Blue Sky laws to enable the sellers of the Registrable Securities to consummate the public sale or other disposition of the Registrable Securities owned by them in such jurisdictions, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein the Registrable Securities are so qualified.

          3.6   INDEMNIFICATION.

                (a) The Company shall indemnify the Holder, with respect to such registration effected pursuant to Section 3 hereof, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or related Prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under any securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse the Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein.

                (b) The Holder shall, if Registrable Securities held by or issuable to the Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the 1933 Act, and each other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or related Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and such Holders for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or related Prospectus in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein.

                (c)  Each party entitled to indemnification under this
     Section 3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such

     Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.4. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          3.7 HOLDER'S OBLIGATIONS. The Holder shall furnish to the Company such written information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Warrant.

          3.8 ASSIGNMENT. The rights granted to the Holder pursuant to this Warrant may be assigned to a transferee or assignee of the Warrant or any of the Registrable Securities, provided that the transferee or assignee is an affiliated entity of the Holder and the Company is given written notice at the time of or within 10 days after said transfer, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being assigned.

     4. ADJUSTMENTS TO EXERCISE PRICE AND WARRANT SHARES. The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 4.

          4.1 SUBDIVISION OR COMBINATION. In the event the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced and the number of Warrant Shares proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall, simultaneously with the effectiveness of such combination, be proportionately increased and the number of Warrant Shares proportionately reduced.

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


          4.2   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER.

                (a) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are receivable on the exercise of the Warrant) after the date on which this Warrant is first issued (the "Issuance Date"), or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Warrantholder, upon exercise of the Warrant as provided in Section 1.2 hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised or converted the Warrant immediately prior thereto; in each such case, the terms of this Warrant, including the exercise provisions of Section 1.2, shall be applicable to the shares of stock or other securities or property receivable upon the exercise or conversion of the Warrant after such consummation.

                (b) The Company shall not effect any consolidation, merger or conveyance of all or substantially all of its assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument, in form and substance satisfactory to the Warrantholder, executed and delivered in accordance with Section 5.4 hereof, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder is entitled to purchase.

                (c) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to consummation of such consolidation, merger or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise or conversion of the Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Warrantholder hereof had been, at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise or conversion of the Warrant. As used in this paragraph (c), the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          4.3 MISCELLANEOUS EXERCISE MATTERS. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of Warrant Shares deliverable upon exercise of the Warrant Shares, as such number may change from time to time. Also, the Company shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue the Warrant Shares upon the exercise of the Warrant.

          4.4 NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise or conversion of the Warrant.

          4.5 NOTICE OF ADJUSTMENT. When any adjustment is required to be made in either the Exercise Price or the number of shares issuable upon exercise of the Warrant, the Company shall promptly notify the Warrantholder of such event, of the calculation by which such adjustment is to be made and of the resulting Exercise Price or conversion rate, as the case may be.

          4.6 DUTY TO MAKE FAIR ADJUSTMENTS in Certain Cases. If any event occurs as to which in the opinion of the Board of Directors the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase and exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5.   MISCELLANEOUS.

          5,1   ENTIRE AGREEMENT.  This Warrant constitutes the full and
entire understanding and agreements between the parties hereto with respect to the subjects hereof and thereof.

          5.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, except as expressly provided otherwise herein.

          5.3 GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of California.

          5.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon the seventh day following mailing by registered air mail, postage prepaid, addressed (a) if to the Warrantholder, at Raymond James and Associates, Inc., 850 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Tom Mullins, or at such other address as it shall have furnished to the Company in writing,
(b) if to the Company, a copy should be sent to 4209 Technology Drive, Fremont, CA 94538, and addressed to the attention of the corporate secretary, or at such other address as the Company shall have furnished in writing to the Warrantholder, or (c) if to any other holder of any Warrant or of Warrant Shares issued upon conversion of the Warrant, at such address as such holder shall have furnished to the Company in writing, or, until such holder so furnishes an address to the Company, then to and at the address of the last holder of such Warrant or Warrant Shares who so furnished an address to the Company.

          5.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          5.6 SURVIVAL. The representations, warranties, covenants and agreements made herein and or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, except as expressly provided otherwise herein.

          5.7 WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of more than 50% of the Warrant Shares (treated as if converted), the obligations of the Company and the rights of the holders of the Warrant and the Warrant Shares may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Warrant Shares, the holders of which are required to consentto any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Warrant Shares (treated as if converted). Upon the effectuation of each such Waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the record holders of the Warrant and the Warrant Shares. This Warrant or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this
Section 5.7.

          5.8   CASHLESS EXERCISE.

                (a) This Warrant may be exercised at any time or from time to time prior to the Expiration Date, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying (i) the number of Warrant Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the Market Price per share of Common Stock.

                (b)  The following definitions shall apply to this Section
     5.8.

                     (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of California are authorized or obligated by law, regulation or executive order to close.

                     (ii) "Closing Price" shall mean for the Common Stock as of any date, the last price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by the Research Service of Nasdaq Trading and Market Services (or a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company if the Research Service of Nasdaq Trading and Market Services is not then reporting last price of such security) (collectively, "NTMS"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by NTMS, or, if no sale price is reported for such security by NTMS, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as determined by an investment banking firm selected by mutual agreement of the Holder and the Company, with the costs of such appraisal to be borne equally by the Company and the Holder. The manner of determining the Closing Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made.

                     (iii) "Market Price" shall mean, with respect to any date of determination, the average Closing Price during the ten (10) Trading Days ending on the Trading Day immediately preceding such date of determination, appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                     (iv) "Trading Day" shall mean a Business Day on which at least 1,000 shares of Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded as reported by NTMS.

          5.9 SEVERABILITY. If one or more provisions of this Warrant are held to be invalid, illegal or unenforceable under applicable law, such provision shall be modified in such manner as to be valid, legal and enforceable, but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement as if such provision were not included, in either case, and the balance of this Warrant shall not in any way be affected or impaired thereby and shall be enforceable in accordance with its terms.

          5.10 REGISTERED HOLDER. The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise or conversion hereof, of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Other than as set forth herein, this Warrant does not entitle any Holder hereof to any rights of a stockholder of the Company.

          5.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Warrant are for convenience and are not to be considered in construing this Warrant.

     IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the date set forth below.

Dated:  September 11, 2000

                                       NATURAL WONDERS, INC.

                                       By:
                                          --------------------------------

                                       Its:
                                          --------------------------------

                                 EXERCISE NOTICE

                (To be executed only upon exercise of Warrant)


     The undersigned registered owner of a Warrant of NATURAL WONDERS, INC. (the "Company"), originally issued to _________________ irrevocably exercises such Warrant for the purchase of shares of Common Stock of the Company, purchasable with the Warrant, and hereby sets the place and date for the closing of such purchase as follows, all on the terms and conditions specified in the Warrant.

Place of Closing:
                  --------------------------

Date of Closing:
                  --------------------------



     The undersigned requests that a certificate for such shares be registered in the name of __________________________________________________, whose address is
___________________________________________________________________.  If
said number of shares is less than all of the shares of Common Stock purchasable under the Warrant, the undersigned requests that a new Warrant representing the remaining balance of such shares be registered in the name of __________________________________________________, whose address is______________________________________________.

Dated:  ____________________


                                       ___________________________________
                                       Signature of Registered Owner


                                       ___________________________________
                                       Street Address


                                       ___________________________________
                                       City            State           Zip

                               FORM OF ASSIGNMENT

     FOR VALUED RECEIVED, the undersigned registered owner of this Warrant issued by NATURAL WONDERS, INC. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below:

Name of Assignee                    Address                   No. of Shares







and does hereby irrevocably constitute and appoint ____________________________ attorney to make such transfer on the books of _________________________ maintained for such purpose, with full power of substitution in the premises.

Dated:  ____________________



                                       ___________________________________
                                       Signature of Registered Owner



                                       ___________________________________
                                       Witness